UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2005

Concord Communications, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts

0-23067

04-2710876

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

600 Nickerson Road

Marlboro, MA  01752

(Address of principal executive offices)

(508) 460-4646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 17, 2005, Concord Communications, Inc. provided notice to Wilmington Trust Company, trustee under the indenture related to Concord’s 3% Convertible Senior Notes due 2023, that the merger transaction involving Computer Associates International, Inc. and Concord is expected to close on June 3, 2005, subject to the satisfaction of certain closing conditions on or prior to the close of business on June 2, 2005, including, among others: (i) receipt of Concord stockholder approval at a duly convened special meeting of Concord stockholders, (ii) expiration or termination of the waiting period under the U.S. Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and (iii) expiration of the waiting period under the German Act against Restraints of Competition.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Concord’s operations into those of Computer Associates; acts of war and terrorism may adversely affect either party’s business; the volatility of the international marketplace; and other factors described in Concord’s Annual Report on Form 10-K for the year ended December 31, 2004 and in its most recent quarterly report filed with the SEC.  Concord assumes no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Concord by Computer Associates. In connection with the proposed acquisition, Concord filed a definitive proxy statement, dated May 13, 2005, with the SEC. Computer Associates and Concord may file additional materials related to the transaction with the SEC. STOCKHOLDERS OF CONCORD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCORD’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain (or will be able to obtain) the documents free of charge at the SEC’s web site, http://www.sec.gov. Concord stockholders can also obtain copies of the definitive proxy statement by contacting The Altman Group, Concord’s proxy solicitor, toll-free at (800) 361-1722.

Participants in Solicitation

Computer Associates and its directors and executive officers, and Concord and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concord common stock in respect of the proposed transaction. Information about the directors and executive officers of Computer Associates is set forth in the proxy statement for Computer Associates’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Concord is set forth in the proxy statement for Concord’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

Date: May 17, 2005	/s/ Douglas A. Batt
Douglas A. Batt
Executive Vice President and General Counsel